Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets
Goodwill and Intangible Assets

(5) Goodwill and Intangible Assets

2011

        As disclosed during the second quarter of 2011, certain of the Company's regions' patient volume had stabilized in their respective markets. Although the Company had a stabilization of patient volume, the Company was reviewing its anticipated growth expectations in certain of the reporting units and was considering whether it was necessary to adjust expectations for the remainder of the year. During the third quarter of 2011, Company determined that its previously projected cash flows for certain of its reporting units were not likely to be achieved and as a result revised these estimated cash flows and obtained a valuation analysis and appraisal to enable the Company to determine if all or a portion of the recorded goodwill or any portion of other long-lived assets were impaired. The reporting units affected were affected by the deterioration in the housing market and the continued high unemployment rates, as well as the local economic conditions in the communities the Company serves.

        During the third quarter of 2011, the Company completed an interim impairment test for goodwill and indefinite-lived intangible assets as a result of its review of growth expectations and the release of the final rule issued on the physician fee schedule for 2012 and 2013 by the Centers for Medicare and Medicaid Services ("CMS"), the government agency responsible for administering the Medicare program, on November 1, 2011, which included certain rate reductions on Medicare payments to freestanding radiation oncology providers. In performing this test, the Company assessed the implied fair value of its goodwill and intangible assets. It was determined that the implied fair value of goodwill and/or indefinite-lived intangible assets was less than the carrying amount, and as a result the Company recorded an impairment charge. The implied fair value of goodwill was determined in the same manner as the amount of goodwill recognized in a business combination. The estimated fair value of the reporting unit was allocated to all of the assets and liabilities of the reporting unit (including the unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the estimated fair value of the reporting unit was the purchase price paid. Based on (i) assessment of current and expected future economic conditions, (ii) trends, strategies and forecasted cash flows at each reporting unit and (iii) assumptions similar to those that market participants would make in valuing the Company's reporting units, the Company's management determined that the carrying value of goodwill and trade name in certain U.S. Domestic markets, including North East United States (New York, Rhode Island, Massachusetts and southeast Michigan), California, South West United States (central Arizona and Las Vegas, Nevada), the Florida east coast, Northwest Florida and Southwest Florida regions exceeded their fair value. Accordingly, the Company recorded noncash impairment charges in the U.S. Domestic reporting segment totaling $234.9 million in the consolidated statement of comprehensive loss during the third quarter of 2011.

        Impairment charges relating to goodwill and trade name during the third quarter of 2011 are summarized as follows:

(in thousands):	North East U.S.	California	South West U.S.	Florida East Coast	Northwest Florida	Southwest Florida	Total
Goodwill	$13,412	$10,236	$45,127	$32,963	$40,026	$84,751	$226,515

Trade name	$258	$982	$4,049	$—	$969	$2,152	$8,410

        During the fourth quarter of 2011, the Company decided to rebrand its current trade name of 21st Century Oncology. As a result of the rebranding initiative and concurrent with the Company's annual impairment test for goodwill and indefinite-lived intangible assets, the Company incurred an impairment loss of approximately $121.6 million. Approximately $49.8 million of the $121.6 million related to the trade name impairment as a result of the rebranding initiative. The remaining $71.8 million of impairment was related to goodwill in certain of the Company's reporting units, including North East United States, (New York, Rhode Island, Massachusetts and southeast Michigan), and California, Southwest U.S. (Arizona and Nevada). The remaining domestic U.S. trade name of approximately $4.6 million will be amortized over its remaining useful life through December 31, 2012. The Company incurred approximately $0.9 million in amortization expense during the fourth quarter.

        Impairment charges relating to goodwill and trade name during the fourth quarter of 2011 are summarized as follows:

(in thousands):	North East U.S.	Mid East U.S.	Central South East U.S.	California	South West U.S.	Florida East Coast	Northwest Florida	Southwest Florida	Total
Goodwill	$37,940	$—	$—	$14,664	$19,144	$—	$—	$—	$71,748

Trade name	$5,245	$8,810	$6,755	$2,560	$3,706	$4,440	$5,728	$12,590	$49,834

        The estimated fair value measurements were developed using significant unobservable inputs (Level 3). For goodwill, the primary valuation technique used was an income methodology based on management's estimates of forecasted cash flows for each reporting unit, with those cash flows discounted to present value using rates commensurate with the risks of those cash flows. In addition, management used a market-based valuation method involving analysis of market multiples of revenues and earnings before interest, taxes, depreciation and amortization ("EBITDA") for (i) a group of comparable public companies and (ii) recent transactions, if any, involving comparable companies. For trade name intangible assets, management used the income-based relief-from-royalty valuation method in which fair value is the discounted value of forecasted royalty revenues arising from a trade name using a royalty rate that an independent party would pay for use of that trade name. Assumptions used by management were similar to those that management believes would be used by market participants performing valuations of these regional divisions. Management's assumptions were based on analysis of current and expected future economic conditions and the strategic plan for each reporting unit.

        In addition to the goodwill and trade name impairment losses noted above, an impairment loss of approximately $2.7 million, reported in impairment loss on the consolidated statements of comprehensive loss, was recognized during the third quarter of 2011 related to the Company's write-off of its 45% investment interest in a radio-surgery center in Rhode Island in the North East U.S. region due to continued operating losses since its inception in 2008. The estimated fair value measurements were developed using significant unobservable inputs (Level 3), including continued operating losses, declining operating cash flow and the limited use of the CyberKnife technology in treating cancer patients. In addition, during the fourth quarter of 2011, an impairment loss of approximately $0.8 million, reported in impairment loss on the consolidated statements of comprehensive loss, was recognized related to the impairment of certain leasehold improvements of a planned radiation treatment facility office closing in Baltimore, Maryland in the Central South East U.S. region and $0.7 million impairment on certain deposits on equipment.

        The Company implemented the qualitative screen test approach in assessing goodwill impairment for its international region. The qualitative analysis was limited to the international region due to its recent expansion into a new divisional region as a result of the Company's acquisition of MDLLC on March 1, 2011. Factors that contributed to the qualitative screen test included the macroeconomic conditions in Latin America remained strong in 2011 and its growth exceeding the growth estimates of the U.S. economy. Other factors included continued migration toward more clinically sophisticated radiation oncology services which have higher reimbursement rates, and the implementation of operational enhancements from equipment upgrades which enable the Company to increase the number of patients treated and improve the clinical quality of the service. Operational improvements, improvements in treatment mix, as well as new capacity coming on line from the Company's recent acquisition of five additional radiation treatment centers in Argentina in November 2011 are expected to produce continued growth in the international region. As the international region's current and projected results exceed original forecasts, the Company's view that it is more likely than not that the value of the international reporting unit is equal to or in excess of its carrying amount and therefore a further quantitative step 1 goodwill impairment analysis was not necessary.

2010

        The Company completed its annual impairment testing for goodwill and indefinite-lived intangible assets on October 1, 2010. Based on (i) assessment of current and expected future economic conditions, (ii) trends, strategies and forecasted cash flows at each reporting unit and (iii) assumptions similar to those that market participants would make in valuing the Company's reporting units, the Company's management determined that the carrying value of goodwill in certain markets, including California, South West United States (central Arizona and Las Vegas, Nevada) and the Florida east coast regions exceeded their fair value. Accordingly, the Company recorded noncash impairment charges totaling $91.2 million in the consolidated statements of operations. Subsequent to the Company's October 1 annual goodwill impairment testing, the Company evaluated the economic performance of certain of its California offices. The Company concluded that it is unlikely these offices would remain operational beyond 2011. Pursuant to ASC 350 Intangibles—Goodwill and Other, the Company recorded an additional $2.5 million noncash impairment charge based on the relative fair value of these offices as compared to the fair value of the portion of the California reporting unit to be retained. Impairment charges relating to goodwill are summarized as follows:

(in thousands):	California	South West United States	Florida east coast	Total
Goodwill	$35,033	$46,377	$12,256	$93,666

        The changes in the carrying amount of goodwill are as follows:

	Year ended December 31,
(in thousands):	2011	2010	2009
Balance, beginning of period
Goodwill	$864,564	$826,641	$824,579
Accumulated impairment losses	(93,666)	—	—

Goodwill, beginning of period	770,898	826,641	824,579

Goodwill acquired during the period	86,977	37,923	—
Earn-out provisions	—	—	2,250
Impairment	(298,263)	(93,666)	—
Adjustments to purchase price allocations	—	—	(188)
Foreign currency translation	(3,065)	—	—

Balance, end of period
Goodwill	948,476	864,564	826,641
Accumulated impairment losses	*(391,929)	(93,666)	—

Net goodwill, end of period	$556,547	$770,898	$826,641

*
Accumulated impairment losses incurred relate to the U.S. Domestic reporting segment.

	Year ended December 31,
(in thousands):	2011	2010	2009
Balance, beginning of period	$770,898	$826,641	$824,579
Goodwill recorded during the period	86,977	37,923	—
Earn-out provisions	—	—	2,250
Impairment	(298,263)	(93,666)	—
Adjustments to purchase price allocations	—	—	(188)
Foreign current translation	(3,065)	—	—

Balance, end of period	$556,547	$770,898	$826,641

        Intangible assets consist of the following:

	December 31, 2011
		Impairment loss	Accumulated Amortization	Foreign Currency Translation
(in thousands):	Gross				Net
Intangible assets subject to amortization
Noncompete agreements	$58,257	$—	$(40,166)	(4)	$18,087
Hospital Contracts	19,994	—	(1,017)	(984)	17,993
Trade names	62,882	(58,244)	(928)	—	3,710
Intangible assets not subject to amortization (indefinite-lived)
Trade names	2,682	—	—	(79)	2,603

Balance, end of period	$143,815	$(58,244)	$(42,111)	(1,067)	$42,393

	December 31, 2010
		Accumulated Amortization
(in thousands):	Gross		Net
Intangible assets subject to amortization
Noncompete agreements	$55,767	$(33,855)	$21,912
Other licenses	145	(145)	—
Intangible assets not subject to amortization (indefinite-lived)
Trade names	63,324	—	63,324

Balance, end of period	$119,236	$(34,000)	$85,236

        Amortization expense relating to intangible assets was approximately $8.1 million, $7.3 million, $14.6 million for the years ended December 31, 2011, 2010 and 2009, respectively. The weighted-average amortization period is approximately 9.6 years.

        Estimated future amortization expense is as follows (in thousands):

2012	$11,034
2013	7,324
2014	3,955
2015	3,159
2016	1,551